Finance Costs	12 Months Ended
Dec. 31, 2024
Finance Costs [Abstract]
Finance costs

21. Finance costs

	For the year ended December 31,
	2023	2024
	MYR	MYR	USD
Bank charges	2,615	4,565	1,022
Interest on lease liabilities	124,157	253,389	56,693
Interest on redeemable convertible preference shares	360,407	1,384,065	309,669
Interest on a related party loan (note(a))	17,081	27,260	6,099
Interest on bank borrowing (note 14)	1,566	4,056	907
Total finance costs	505,826	1,673,335	374,390

Note:

(a)	On May 1, 2023, Agroz Group entered into a borrowing agreement with HWG Cash Berhad (“HWG Cash”), a related party, who is also a minority shareholder of the Group (the “Borrowing Agreement”). Pursuant to the Borrowing Agreement, Agroz Group borrowed MYR 1,363,000 from HWG Cash, at an interest rate of two percent (2.0%) per annum and a maturity of 24 months, or on such other extended date mutually agreed between Agroz Group and the related party. In January 2024, HWG Cash ceased to be a shareholder of Agroz Group.